AMENDMENT


            AMENDMENT (the "Amendment"), dated as of June 5, 1998, among NORTH ATLANTIC TRADING COMPANY, INC. (the "Borrower") , the institutions party to the Credit Agreement referred to below (the "Lenders") and NATIONAL WESTMINSTER BANK PLC, as Administrative Agent (the "Administrative Agent") All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                          W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 25, 1997 (as currently in effect, the "Credit Agreement");

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

            1. Section 8.11 of the Credit Agreement is amended in its entirety to read:

            "8.11 Interest Coverage Ratio. The Borrower will not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any Test Period ending at the end of any fiscal quarter of the Borrower set forth below, to be less than the ratio set forth opposite such fiscal quarter:

            Fiscal Quarter                Ratio

            June 30, 1998                 1.50:1.0
            September 30, 1998            1.50:1.0
            December 31, 1998             1.50:1.0

            March 31, 1999                1.50:1.0
            June 30, 1999                 1.50:1.0
            September 30, 1999            1.50:1.0
            December 31, 1999             1.60:1.0

            March 31, 2000                1.60:1.0
            June 30, 2000                 1.60:1.0



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NYFS10...:\80\64980\0003\1948\AMD7168S.330

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            September 30, 2000            1.60:1.0
            December 31, 2000             1.80:1.0

            March 31, 2001                1.80:1.0
            June 30, 2001                 1.80:1.0
            September 30, 2001            1.80:1.0
            December 31, 2001             2.10:1.0

            March 31, 2002                2.10:1.0

            2. Section 8.12 of the Credit Agreement is amended in its entirety to read:

            "8.12 Leverage Ratio. The Borrower will not permit the Leverage Ratio to exceed, as of the end of any fiscal quarter of the Borrower set forth below, the ratio set forth opposite such fiscal quarter:

            Fiscal Quarter                Ratio

            June 30, 1998                 6.25:1.0
            September 30, 1998            6.25:1.0
            December 31, 1998             6.00:1.0

            March 31, 1999                6.00:1.0
            June 30, 1999                 6.00:1.0
            September 30, 1999            6.00:1.0
            December 31, 1999             5.50:1.0

            March 31, 2000                5.50:1.0
            June 30, 2000                 5.50:1.0
            September 30, 2000            5.50:1.0
            December 31, 2000             4.75:1.0

            March 31, 2001                4.75:1.0
            June 30, 2001                 4.75:1.0
            September 30, 2001            4.75:1.0
            December 31, 2001             4.00:1.0

            March 31, 2002                4.00:1.0

            3. Section 8.13 of the Credit Agreement is amended in its entirety to read:

            "8.13 Minimum Consolidated EBITDA. The Borrower will not permit Modified Consolidated EBITDA, for any Test Period ending at the end of any fiscal quarter of the



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
Borrower set forth below, to be less than the amount set forth opposite such fiscal quarter:

            Fiscal Quarter                Ratio

            June 30, 1998                 $36,000,000
            September 30, 1998            $36,000,000
            December 31, 1998             $36,000,000

            March 31, 1999                $36,000,000
            June 30, 1999                 $36,000,000
            September 30, 1999            $36,000,000
            December 31, 1999             $38,000,000

            March 31, 2000                $38,000,000
            June 30, 2000                 $38,000,000
            September 30, 2000            $38,000,000
            December 31, 2000             $40,000,000

            March 31, 2001                $40,000,000
            June 30, 2001                 $40,000,000
            September 30, 2001            $40,000,000
            December 31, 2001             $42,000,000

            March 31, 2002                $42,000,000

            4. In order to induce the Lenders to enter into this Amendment, the Borrower (x) represents and warrants that no Default or Event of Default exists on the Amendment Date referred to below after giving effect to this Amendment, and (y) makes each of the representations, warranties and agreements contained in the Credit Agreement on the Amendment Date after giving effet to this Amendment (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such date).

            5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            6. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.



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
A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            7. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

            8. This Amendment shall become effective on the date (the "Amendment Date") on which each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office.

            9. At all times on and after the Amendment Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement after giving effect to this Agreement.

                              *     *     *





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
            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                             NORTH ATLANTIC TRADING COMPANY, INC.

                              By  /s/ David Brunson
                                  ------------------------------------
                                  Name:   David Brunson
                                  Title:  EVP & CFO





                              NATIONAL WESTMINSTER BANK PLC,
                               Individually and as Administrative
                                      Agent

                              By   /s/ Andrew S. Weinberg
                                  ------------------------------------
                                  Name:  Andrew S. Weinberg
                                  Title:  Senior Vice President




                              BANK ONE KENTUCKY, NA

                              By  /s/ W.J. Brenner
                                  ------------------------------------
                                  Name:   W.J. Brenner
                                  Title:  Senior Vice President




                              GOLDMAN SACHS CREDIT PARTNERS, L.P

                              By  /s/ Jonathan Kolatch
                                  ------------------------------------
                                  Name:   Jonathan Kolatch
                                  Title:  Managing Director




                              LEHMAN COMMERCIAL PAPER INC.

                              By  /s/ Michele Swanson
                                  ------------------------------------
                                  Name:   Michele Swanson
                                  Title:  Authorized Signatory






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


                              COMMERCIAL LOAN FUNDING TRUST I

                              By:  Lehman Commercial Paper Inc.,
                                   not in its individual capacity
                                   but solely as administrative
                                   agent


                              By  /s/ Michele Swanson
                                  ------------------------------------
                                  Name:   Michele Swanson
                                  Title:  Authorized Signatory




                              SANWA BUSINESS CREDIT CORP.

                              By  /s/ Peter L. Skavla
                                  ------------------------------------
                                  Name:    Peter L. Skavla
                                  Title:  Vice President




                              TEXAS COMMERCE BANK/ALLIANCE
                                  CAPITAL MANAGEMENT on behalf of
                                  Alliance Investments Limited


                              By  /s/ Joel Serebransky
                                  ------------------------------------
                                  Name:   Joel Serebransky
                                  Title:  Vice President

                              HARCH CAPITAL MANAGEMENT


                               By
                                  ------------------------------------
                                  Name:
                                  Title:


                              INDOSUEZ CAPITAL FUNDING II, LTD.

                               By
                                  ------------------------------------
                                  Name:
                                  Title:




                              TCW LEVERAGED INCOME TRUST, L.P.
                              by: TCW Advisers (Bermuda), Ltd.,
                              as General Partner

                              By  /s/ Mark L. Gold
                                  ------------------------------------
                                  Name:   Mark L. Gold
                                  Title:  Managing Director




                              By: TCW INVESTMENT MANAGEMENT
                                    COMPANY, as Investment Adviser

                              By  /s/ Justin L. Driscoll
                                  ------------------------------------
                                  Name:   Justin L. Driscoll
                                  Title:  Senior Vice President




                              CRESCENT/MACH I PARTNERS, L.P.

                              By  /s/ Mark L. Gold
                                  ------------------------------------
                                  Name:   Mark L. Gold
                                  Title:

                              PAMCO CAYMAN LTD.

                              By
                                  ------------------------------------
                                  Name:
                                  Title: